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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  January 12, 1996



                         ADVANCED MICRO DEVICES, INC.
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            (Exact name of registrant as specified in its charter)


                DELAWARE                 1-7882           94-1692300
      ----------------------------    ------------    ------------------
      (State or other jurisdiction    (Commission     (I.R.S. Employer
      of incorporation)               File Number)    Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                   94088-3453
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(address of principal executive office                       (Zip Code)



Registrant's telephone number,
  including area code:                              (408) 732-2400



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Item 5.  Other Events.
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     Advanced Micro Devices, Inc. (the "Company") and NexGen, Inc. ("NexGen")
are parties to an Agreement and Plan Of Merger dated October 20, 1995, as amended, pursuant to which NexGen, Inc. would merge either with and into the Company or with a wholly owned subsidiary of the Company. On January 12, 1996, NexGen, Inc. issued a press release announcing its expected financial results for the second fiscal quarter ended December 31, 1995. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99   Press release dated January 12, 1996

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANCED MICRO DEVICES, INC.
                                               (Registrant)



Date:  January 12, 1996                By:  /s/ Marvin D. Burkett
                                            _____________________________
                                            Marvin D. Burkett
                                            Senior Vice President,
                                            Chief Financial and
                                            Administrative Officer and
                                            Treasurer

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                                 Exhibit Index
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99              Press release dated January 12, 1996

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